EX-99.q.1

POWER OF ATTORNEY

I, the undersigned, President/Chief Executive Officer and member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Shawn K. Lytle
Shawn K. Lytle

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned, Chief Financial Officer of the Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle and Brian L. Murray, Jr., and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Richard Salus
Richard Salus

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Jerome D. Abernathy
Jerome D. Abernathy

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Thomas L. Bennett
Thomas L. Bennett

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Ann D. Borowiec
Ann D. Borowiec

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Joseph W. Chow
Joseph W. Chow

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/ H. Jeffrey Dobbs
H. Jeffrey Dobbs

Delaware Funds by Macquarie
InvestEd Portfolios	Delaware Enhanced Global Dividend and Income Fund
Ivy Funds	Delaware Investments Dividend and Income Fund, Inc.
Ivy Variable Insurance Portfolios	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	John A. Fry
John A. Fry

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Joseph Harroz, Jr.
Joseph Harroz, Jr.

Delaware Funds by Macquarie
InvestEd Portfolios	Delaware Enhanced Global Dividend and Income Fund
Ivy Funds	Delaware Investments Dividend and Income Fund, Inc.
Ivy Variable Insurance Portfolios	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Sandra A.J. Lawrence
Sandra A.J. Lawrence

Delaware Funds by Macquarie
InvestEd Portfolios	Delaware Enhanced Global Dividend and Income Fund
Ivy Funds	Delaware Investments Dividend and Income Fund, Inc.
Ivy Variable Insurance Portfolios	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Frances A. Sevilla-Secasa
Frances A. Sevilla-Sacasa

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Thomas K. Whitford
Thomas K. Whitford

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Christianna Wood
Christianna Wood

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Funds® by Macquarie listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of July, 2021.

/s/	Janet L. Yeomans
Janet L. Yeomans

Delaware Funds by Macquarie
Delaware Group Adviser Funds	InvestEd Portfolios
Delaware Group Cash Reserve	Ivy Funds
Delaware Group Equity Funds I	Ivy Variable Insurance Portfolios
Delaware Group Equity Funds II	Voyageur Insured Funds
Delaware Group Equity Funds IV	Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds II
Delaware Group Global & International Funds	Voyageur Mutual Funds III
Delaware Group Government Fund	Voyageur Tax Free Funds
Delaware Group Income Funds	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Limited-Term Government Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Pooled Trust	Delaware Investments National Municipal Income Fund
Delaware VIP Trust	Delaware Ivy High Income Opportunities Fund

Delaware Funds - Power of Attorney - All Trustees -_____2021